QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On November 4, 2003, UnitedGlobalCom, Inc. (the "Company") announced that it has extended the exchange offer by its wholly-owned subsidiary for all of the outstanding publicly held shares of UGC Europe, Inc. ("UGC Europe") (Nasdaq: UGCE) to remain open until 5:00 p.m., New York City time, on Friday, November 7, 2003. The offer remains subject to the conditions included in the offer described in offering documents filed with the Securities and Exchange Commission and mailed to the stockholders of UGC Europe.

        A copy of the press release of the Company, dated November 4, 2003 announcing the extension of the exchange offer is included herewith as Exhibits 99.1.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of the Company, dated November 4, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

November 4, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Company, dated November 4, 2003.

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX